UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2020
Invitation Homes Inc.
(Exact Name of Registrant as Specified in its charter)

Maryland	001-38004	90-0939055
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1717 Main Street, Suite 2000
Dallas, Texas 75201
(Address of principal executive offices, including zip code)
(972) 421-3600
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Common stock, $0.01 par value	INVH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.
Invitation Homes Inc. (“Invitation Homes”) has entered into an agreement with Rockpoint Group, L.L.C. (“Rockpoint”) to form a joint venture partnership (“JV”) that will acquire single-family homes to operate as rental residences.
The JV will be capitalized with a total equity commitment of $375 million, of which $75 million (20%) will be committed by Invitation Homes and $300 million (80%) will be committed by Rockpoint. A total of over $1 billion (including debt) is expected to be deployed by the JV to acquire and renovate single-family homes in attractive locations in markets within the Western US, Southeast US, Florida, and Texas, where Invitation Homes already owns homes. The homes are expected to be of similarly high quality and similar characteristics to the homes in Invitation Homes’ existing portfolio.
Invitation Homes will provide investment, asset management, and property management services to the JV, for which it will earn asset management and property management fees and have the opportunity to earn a promoted interest subject to certain performance thresholds.
The JV is anticipated to have a five to eight year term, with certain sale rights in favor of each member, but has the flexibility to continue owning homes for an unlimited period of time if neither member triggers a sale. Upon trigger of a sale by Rockpoint or Invitation Homes, the other member of the JV will have a right of first offer to acquire the homes proposed for sale.
Invitation Homes also maintains the ability in all markets to continue deploying capital from its own balance sheet to acquire homes for the Invitation Homes portfolio, concurrent with the JV’s deployment of capital. In markets where Invitation Homes and the JV are investing concurrently, Invitation Homes’ investment personnel will source acquisitions without knowledge of which entity will acquire the homes, and upon being approved for close, homes will be allocated on a rotational basis between Invitation Homes and the JV according to pre-determined ratios of investment between the two entities. In addition, Invitation Homes maintains the right to enter into portfolio acquisitions of ten or more homes outside of the JV.
BofA Securities acted as financial advisor, and Latham & Watkins LLP acted as legal advisor to Invitation Homes. Gibson, Dunn, & Crutcher LLP acted as legal advisor to Rockpoint.
A copy of the press release announcing the formation of the JV is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Item 7.01 and the Exhibit 99.1 attached hereto shall neither be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent as shall be expressly set forth by specific reference in such filing.
Forward-Looking Statements:
This filing contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, which include, but are not limited to, statements related to the Company's expectations regarding the activities of the JV and its impact on Invitation Homes, the pace of the JV’s capital deployment, the anticipated value of the JV portfolio and size of the JV, the anticipated acquisitions by the JV and the yield on such acquisitions, the performance of the Company's business, its financial results, its liquidity and capital resources, and other non-historical statements. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “guidance,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including, among others, risks inherent to the single-family rental industry and the Company's business model, macroeconomic factors beyond the Company's control, competition in identifying and acquiring properties, competition in the leasing market for quality residents, increasing property taxes, homeowners’ association (“HOA”) and insurance costs, the Company's dependence on third parties for key services, risks related to the evaluation and operation of properties, performance of the Company's information technology systems, risks related to the Company's indebtedness, and risks related to the potential negative impact of the ongoing COVID-19 pandemic, on the Company’s financial condition, results of operations, cash flows, business, associates, and residents. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes these factors include, but are not limited to, those described under Part I. Item 1A. “Risk Factors” of the Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and in the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020, filed with the Securities and Exchange Commission (the “SEC”), as such factors may be updated from time to time in the Company's periodic filings with the SEC, which are accessible on the SEC’s website at http://www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company's other periodic filings. The forward-looking statements speak only as of the date of this filing, and the Company expressly disclaims any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except to the extent otherwise required by law.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Invitation Homes Inc. announcing Joint Venture with Rockpoint Group, L.L.C.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVITATION HOMES INC.

By:	/s/ Mark A. Solls
	Name:	Mark A. Solls
	Title:	Executive Vice President, Secretary and Chief Legal Officer
	Date:	October 7, 2020